UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2008

HEARTWARE INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-52595	26-3636023
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Newbury Street Framingham, MA	01701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 508.739.0950

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 5, 2008, HeartWare, Inc. (the “Company”), a subsidiary of HeartWare International, Inc., entered into updated and standardized employment agreements with all of its officers, including its Principal Executive Officer (“PEO”), Douglas Godshall, its Principal Financial Officer (“PFO”), David McIntyre and its 2008 Named Executive Officers (“NEO”), Jeffrey LaRose, James Schuermann and Ramon Paz.

The revised agreements have been structured so as to comply with the requirements of Section 409A of the Internal Revenue Code of 1986 and follow-on from suggestions from the Company’s most recent compensation review which was undertaken by Frederick W. Cook.

The terms of the agreements include base compensation, discretionary bonus and severance pay provisions. Base compensation has not been changed for the abovementioned individuals. Vacation, insurance and benefits and other expenses consistent with Company policy and available to all employees are also included.

Also, on December 5, 2008, David McIntyre’s position was renamed Chief Financial Officer and Chief Operating Officer. His previous title was Chief Financial Officer and Chief Business Officer. He will continue to oversee the finance and operational functions of the Company.

A brief description of the terms of each arrangement is as follows:

	Base
	Compensation
Officer	per Annum	Severance
Douglas Godshall Chief Executive Officer	$350,000	Equal to one year’s base salary
David McIntyre (1) Chief Financial Officer and Chief Operating Officer	$333,000	Equal to one year’s base salary
Jeffrey La Rose Chief Scientific Officer	$225,000	Equal to one year’s base salary
James Schuermann Vice President, Sales & Marketing	$225,000	Equal to six months base salary
Barry Yomtov (1) Vice President, Product Development	$231,000	Equal to six months base salary

(1)	Mr. McIntyre and Mr. Yomtov receive monthly living expense allowances and these amounts are included in Base Compensation per Annum as set out above.

A copy of each agreement is attached as an exhibit.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Employment Agreement between HeartWare International, Inc. and Douglas Godshall, dated December 5, 2008.

Exhibit 99.2 Employment Agreement between HeartWare International, Inc. and David McIntyre, dated December 5, 2008.

Exhibit 99.3 Employment Agreement between HeartWare International, Inc. and Jeffrey LaRose dated December 5, 2008.

Exhibit 99.4 Employment Agreement between HeartWare International, Inc. and James Schuermann, dated December 5, 2008.

Exhibit 99.5 Employment Agreement between HeartWare International, Inc. and Ramon Paz, dated December 5, 2008.

Exhibit 99.6 Form of Proprietary Information, Confidentiality and Inventions Assignment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare Limited

Date: December 05, 2008

By: /s/ David McIntyre
Name: David McIntyre
Title: Chief Financial Officer and
Chief Operating Officer